Symbol: CHND

February 2007

Safe Harbor Statement

This presentation contains forward-looking statements and
forecast financial statements concerning the future of the
company that are intended to qualify for the safe harbors from liabilities, established by the Private Securities Litigation Reform
Act of 1995. These forward-looking statements and forecast
financial statements can be identified by such words as
"believes", "anticipates", "plans", "expects", or words of similar impact. The future performance of the company is subject to a number of factors including, but not limited to, general economic conditions, financing, competitive activity, and the possibility of future government regulations that may adversely affect the
company.  For more information about potential risks in investing in our company, please read our periodic filings at
http://www.sec.gov

China Direct, Inc. (CHND)

Maintains active, majority stakes in Chinese entities operating in multiple industries as well as offering consulting services for both private and publicly traded Chinese entities

Three operating divisions

CDI China, Inc. – Management Division

China Direct Investments, Inc. – Consulting Division

CDI Shanghai Management Co., Ltd – Central Support Network

Our mission is to create a platform to empower medium sized
Chinese entities to effectively compete in the global economy

Comprehensive suite of services geared to Chinese businesses

Turnkey solutions enabling Chinese entities to access U.S. capital markets

Enable investors to participate in a diversified, balanced, and actively managed Chinese investment vehicle

Why China

GDP of 9.6% per year since 1979

4th largest economy in the world

Transition to a free market economy

Middle class has grown 5x since 1978

100 million households

Emerging global economic force

Admission to the WTO in 2001

Beijing Olympics in 2008

Why Small to Medium Sized Entities (SME)

20 million SME’s in China

75% of China’s $2.26 trillion GDP annually

Biggest driver of growth in the Chinese Economy

Without SME’s, China GDP 2-3% rather than 9 -10%

Expensive for Chinese SME’s to acquire capital

Ignored by mainstream Chinese banks and western
financial institutions

Market Data

18%

Institutional Ownership

13.1 MM

Shares Outstanding

$17.8 MM

Total Assets (12/31/06)

$51 MM

Market Cap

Key Statistics

$3.5 MM

Cash (12/31/06)

December 31

Fiscal Year Ends

77%

Insider Ownership

$3.00 – $9.25

Trading Range

Public Since
8/16/06

$62 MM

Pro-forma Revenues
(un-audited 12/31/06)

$3.90

Share Price (2/9/07)

Organizational Structure

China Direct, Inc.

CHND

(Parent Company)

CDI China, Inc.

Management Company

(100% subsidiary of CHND)

China Direct Investments, Inc.

Consulting Services

(100% subsidiary of CHND)

Portfolio Companies

Lang Chemical

Chang Magnesium

Big Tree Group

Jinan Alternative Energy

CDI Magnesium

Luma Logistic

Client Companies

Sunwin International

Linkwell Corp

Dragon International Group

Dragon Capital

Sense Holdings

W - Candy

China Natural Health

CDI Shanghai Management

Central Support Network

China Direct Investments

100% owned subsidiary of China Direct, Inc.

Comprehensive suite of services geared to Chinese entities

Equity based, performance driven compensation model

2007 performance benchmarks:

Revenues:             $5 MM

Net Income:       $1 MM

Cross-border transaction

Business Consulting

Corporate Structure

Financial Management

Translation (English/Chinese)

Alliances & Partnerships

SEC Reporting

Business Development

U.S. Representative Offices

Capital Market Advice

Coordination of Professional Services

Secured Loans

M & A Programs

SOX compliance consulting

Strategic planning

Interim CFO support

China Direct Investments

Consulting Clients; U.S. Listed

Consulting Clients: Private

China Natural Health

Biometrics/Security

(SEHO)

Sense Holdings

Diversified technology holdings

(DRGV)

Dragon Capital

Pulp, paper and packaging

(DRGG)

Dragon International

Industrial disinfectant products

(LWLL)

Linkwell

Neutraceuticals, Stevia

(SUWN)

Sunwin International

Business

Company

CDI China, Inc.

100% owned subsidiary of China Direct, Inc.

Management and holding company of entities operating
within China

Acquiring majority interest in Chinese entities

Administrating staged financings for working capital,
expansion, etc.

Formation of Sino-U.S. joint venture, tax incentives

Developing and nurturing Chinese entities seeking to emerge
into global enterprises

CDI Shanghai Management Co., Ltd.

100% owned subsidiary of CDI China, Inc.

Operational support center in Shanghai, China

Supervise daily operations of the subsidiaries

Monitor Chinese assets

On-site due diligence

Marketing CDI services

Brand awareness of CHND in China

Conferences, symposiums within China

2007 performance benchmarks:

Revenues:             $2 MM

Net Income:       $1 MM

Why China Direct

Capital infusion with minimal upfront expenses

Front end expenses of U.S. listing become prohibitive

“Training Wheels” for future life as a public entity

One-stop proprietary platform to improve financial performance

Turnkey solutions to access the U.S. capital markets

Operational infrastructure in China

Management buy-in, instead of management buy-out

Integration opportunities among subsidiaries

Expanding global market opportunities

Increased global awareness

CHND Acquisition Structure

Acquisition Cost:           Combination of cash/stock

Net tangible assets (NTA) of the acquisition candidate,

            1x NTA, often equals to 1x to 2x operating income

Cash is only for working capital.  Cash infusion will be part of increase registered capital in China

Cash infusion (periodic installments tied to performance)

Strict benchmarks:

Financial performance

Operating

Financial management

Our acquisition model is based on management buy-in, instead of management buy-out

Portfolio Companies

Lang Chemical Company, Ltd.                                  “Lang”

Chemical sales and distribution

Chang Magnesium Company, Ltd.                                    “Chang”

Magnesium manufacturing and sales

Big Tree Group Corp.                                                                     “Big Tree”

Toy manufacturing and exporting

Jinan Alternative Energy Group Corp                         “Jinan”

Recycling/Alternative Energy – Rubber tires to distillate fuels

CDI Magnesium Company, Ltd.                                                “CDI Mag”

Magnesium Alloy manufacturing and sales

Lang Chemical Co., Ltd.

51% Ownership interest

Shanghai, China – one of top three wholesalers in Eastern
China

Extensive sales & distribution network of synthetic chemicals, medicine and dye intermediates

Customers and Suppliers include BASF, Celanese and Lucite

Acquisition cost: $701,250 and 52,000 CHND shares

2007 performance benchmark:

Revenues:             $44 MM

Net Income:         $880,000 (51% contribution to CHND of
                                                              $449,000)

Lang Chemical Co., Ltd.

Chang Magnesium Co., Ltd.

51% ownership interest

Taiyuan, China (Shanxi Province)

Manufacturing, sales and distribution of magnesium

Magnesium Refinery; 250,000 sq. ft., annual capacity – 6,000 tons

Internal, dedicated sales & distribution network – Changxin Trading

Customers include Alcoa, Alcan, Black & Decker

Acquisition Cost: $2.55 MM for working capital

2007 performance benchmark:

Revenues:          $52 MM

Net Income:    $  3 MM (51% contribution to CHND of $1.53MM)

China is the largest global producer of magnesium

Chang Magnesium Co., Ltd.

Big Tree Group Corp

60% ownership interest

Acquisition cost:         250,000 CHND shares,  $1 MM secured loan

18,000 sq. ft. toy showroom,  170,000 samples on display

Shantou City, China, 20,000 toy manufacturers

Exporting a wide variety of toy products for manufacturers in
China

Creating OEM base for major toy manufacturers: Mattel, Hasbro and Disney

End customers include Wal-Mart, Kmart, Casino, and Carrefour

2007 performance benchmark:

Revenues:                   $20 MM

Net Income:             $1  MM (60% contribution to CHND of
                                       $600,000)

Big Tree Group Corp

Jinan Alternative Energy Group

51% ownership interest

Acquisition cost:         250,000 CHND shares, $1.25 MM

Jinan City, China

Alternative energy/recycling sector

Manufacturing and distributing equipment to recycle rubber to distillate fuels such as diesel, gasoline, and fuel oil

Patented proprietary technologies, catalyst, equipment and
production process

2007 performance benchmark:

Revenues:                   $20 MM

Net Income:             $1  MM (51% contribution to CHND of

                                                       $510,000)

Jinan Alternative Energy Group

CDI Magnesium Co., Ltd.

60% ownership interest

Taiyuan, China

Acquisition Cost:           22,000 CHND shares, $500K

Manufacturing and distributing magnesium alloy for major
automobile makers, mag wheels, PC makers,  aluminum cans,
cell phones, etc.

Leading engineer and technologies

Manufacturing facility to make up to 10,000 tons of magnesium alloy per year ($2,200 per ton/$22 MM capacity)

2007 performance benchmarks:

Revenues:                       $2 MM

Net Income:                 $200,000 (61% contribution to CHND of
                                                                      $122,000)

CDI Magnesium Co., Ltd.

Case Study for CHND Value Add - Lang

Lang Chemical Co., Ltd

New manufacturing facility

Incremental $12 MM annual revenues, 10% net profit margin

Line of credit for additional working capital from a local bank

Sourcing and arranging third party OEM – 5% net profit
margin

Exporting more chemicals products from China to overseas

Note: We expect China to emerge as a global force in chemical exports, shifting from a chemical importing country over the next several years.

Case Study for CHND Value Add - Chang

Chang Magnesium Co., Ltd

Active financial management with new capital and operational structure – 30% reduction in taxes

Gaining U.S. market share by obtaining the exemption

Adding working capital to increase annual sales and profit
margin for exporting business

New manufacturing facilities – 20,000 tons per year, extra $40
MM in annual sales with $4 MM in net income

Developing a strategy to control supply of Mg in China which accounts for 70% of worldwide Mg production

CHND Growth Strategy: Internal Growth

Developing new manufacturing facilities for Chang and Lang

Increased capacity of current manufacturing facilities for CDI
Magnesium

Accelerating sales for each subsidiary by investing working
capital

Increasing toy OEM manufacturing capability for Big Tree
Group

Developing new markets for current products, such as
exporting magnesium, magnesium alloy, chemicals, and toys
to the U.S.

Increasing revenues from current clients of the consulting
division

External Growth: Acquisition

                Significant growth through acquisitions

Focus on consolidating key resources and financial assets

Strict attention to integration strategies, core competencies, market potential, and favorable valuations

                Acquisition Strategy

Management team with proven track record

Stable client list

Competitive advantage over competitors

Growth industry

Potential to grow business by 50% annually once properly
funded and managed

Target Candidates

Annual revenues $20 MM - $50 MM

Strong management with proven track record

Growth industry

Leading position in the industry

20% growth rate in revenues

Capital infusion can accelerate growth rate

Active financial management can improve operating efficiency and profit margins dramatically

CHND management can add substantial value to the
candidates with regards to marketing, operations, financial
management, and financing

Acquisition Pipeline

Oil refinery – revenue of $25 MM with newly built 300,000 ton crude oil storage facilities

Logistics management – revenue of $30 MM

Alternative energy – converting PVC to fuel oil by using our subsidiary’s technologies and equipment

Ethanol production – revenue of $15 MM with manufacturing capabilities of
60,000 tons of ethanol per year ($660 per ton/capacity of $39.6 million)

Food processing – revenue of $10 MM

Iron ore mining – revenue of $12 MM with iron ore reserves up to 37 M tons
($75 per ton)

On Average Each Company Earns Between 5%-10% Net Income

These estimates are unaudited

Management

                                James Wang, Ph.D. CEO and Chairman – Is responsible for our Chinese Operations. In
2001 Dr. Wang founded Genesis Technology Group, Inc. serving as President and Chairman of the Board of Directors from 2001-2004. Genesis Technology capitalized on Dr. Wang's knowledge and experience to assist both Chinese and U.S. Companies increase their business by promoting cross border commerce.
From 2000 until 2001, Dr. Wang was Vice President and Chief Operating Officer of Tensleep Corporation,
an integrated Internet company that acquired and licensed technology focused on the Internet infrastructure market. During that span Dr. Wang served as a Director of China Net & Technologies, Inc., a technology firm. From 1998 until August 2001, Dr. Wang was President of Master Financial Group, Inc.,
providing consulting services for small private and public companies in the area of corporate finance, investor relations and business management. Between 1997 and 2000, Dr. Wang was a research scientist and Assistant Professor, Lab Director at the University Of Minnesota School Of Medicine. Dr. Wang
received a Bachelor of Science degree from the University of Science and Technology of China in Hefei,
China in 1985, a Master of Science Degree from the Shanghai Second Medical University, Shanghai,
China in 1988, and his Ph.D. degree from the University of Arizona in 1994, Tucson, Arizona.

                                Marc Siegel, President, Director –  Is responsible for U.S. Operations. Mr. Siegel is the general partner of China Discovery Investors, Ltd., an exclusive investment fund. Mr. Siegel served as
President of vFinance Investments, Inc., an NASD member and full service financial services organization.
Prior to vFinance, Inc., Mr. Siegel founded First Level Capital, Inc., a NASD member merchant banking company. Mr. Siegel served as CEO of First Level Capital, Inc. until it was acquired by vFinance, Inc. Prior to establishing First Level Capital, Inc., Mr. Siegel was a partner of Grady & Hatch & Co., Inc. where he served as President and Managing Director. From September 1993 until June 1997, Mr. Siegel was responsible for sales and marketing, recruiting, motivating and leading an 80 person sales force, which he directly supervised at Commonwealth Associates. From September 1985 to 1993, Mr. Siegel was a sales manager/branch manager with Lehman Brothers, Inc. Mr. Siegel received a Bachelor of Arts Degree and graduated "Cum Laude" from Tulane University in 1981.

Management

          David Stein, Chief Operating Officer, Director -  is responsible coordinating the activities of our U.S. and Chinese operations. Mr. Stein is responsible for managing the efforts of our various professional resources such as legal and accounting functions. From 2001 –
2005 Mr. Stein was Vice President of Investment Banking with vFinance Investments, Inc. A veteran of Wall Street, with the investment houses of Lehman Brothers, PaineWebber, Inc., and Morgan Stanley, Mr. Stein has experience in a full range of financial instruments. Mr. Stein has been involved in equity and debt offerings at the public and private level. Mr. Stein will be instrumental in developing business strategies and relationships for companies in our portfolio.
Mr. Stein received a bachelors degree of business administration from the School of
Management at Boston University.

          Jenny Liu, CPA, Vice President of Finance - is responsible for management of financial reporting as well as internal accounting controls for clients and subsidiaries of China
Direct. From 2001-2006 Ms. Liu was a supervisor with Hill, Taylor LLC, a Chicago-based public accounting firm, where her significant assignments included audits of public and private companies, tax preparation, management consulting, staff instruction, and recruiting. From
1995-2000 Ms. Liu was Accounting Manager with Mitsui Company operating in the Shanghai office.  Ms. Liu has a strong background in financial reporting, budgeting and planning, auditing, and internal controls. Ms. Liu received a Bachelor of Science degree from Shanghai
University of Engineering Science, Shanghai, China in 1995, and a Master of Business
Administrative degree from University of Illinois at Chicago in 2001, Chicago, Illinois. Ms. Liu
registered CPA at State of Illinois in April 2006.

Selected Financial Data

$9 MM

$516 K

Shareholder Equity

$17.8 MM

$1.0 MM

Total Assets

$12 MM

$1.0 MM

Working Capital

$3.5 MM

$39.3 K

Cash

(Pro Forma/ Unaudited)

(Pro Forma)

12/31/06

12/31/05

Balance Sheet

2007 Financial Outlook

3 operating segments in 2006 (CDI, Chang, Lang)

4 operating segments added in Q1 2007

                                  (Jinan, Big Tree, CDI Magnesium, CDI Shanghai)

2007 Performance Benchmarks:

                Revenues:   $100 - $125 MM, $5 MM Net Income

2-3 additional acquisitions in 2007

Why CHND

Access to Chinese entities at the expansion stage (no start-ups)

Unique acquisition structure with substantial value to our
shareholders

Value and growth in one investment

Diversified Chinese industries provide balanced investment
vehicle

Extensive due diligence process reduces risk

Active financial management provides reliable results

Management buy-in approach with incentive based and
performance driven process creates a win-win situation

Experienced Sino-American team with proven track record

Members of management team are native to China and have
decades of Wall Street experience

Investment Highlights

Access to the most dynamic and fastest growing sector in the
Chinese economy: medium sized Chinese entities

Proven Sino-American management team

Presence in China since 2000

Diversified portfolio of Chinese entities in multiple rapidly growing industries

Active management of Chinese assets

Strong growth in revenues and earnings

Proven track record of success

Scalable model with ability to manage up to 20 majority
ownership stakes

Richard Galterio

Investor Relations

Tel: 732.642.7770

richard@cdii.net

Alan Sheinwald

Partner, HC International

Tel: 914-669-0222

Alan.Sheinwald@HCInternational.net

www.cdii.net